NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO BORROWER.

Original Issue Date: [·]

Principal Amount: $[·]

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, Nexus Biopharma, Inc., a Nevada corporation (the “Borrower”) promises to pay to [·] or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of [·] ($[·]) on June 9, 2017 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest, if any, to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.

This Note is subject to the following additional provisions:

Section 1.

Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) Borrower or any Subsidiary thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Borrower or any Subsidiary thereof, (b) there is commenced against Borrower or any Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) Borrower or any Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) Borrower or any Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, or (e) Borrower or any Subsidiary thereof makes a general assignment for the benefit of creditors.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Conversion” shall have the meaning ascribed to such term in Section 4.

“Event of Default” shall have the meaning set forth in Section 7(a).

“New York Courts” shall have the meaning set forth in Section 10(d).

“Note Register” shall have the meaning set forth in Section 3(b).

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence such Note.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink (or any successors to any of the foregoing).

Section 2.

Interest.

a)

Interest. Holders shall be entitled to receive, and Borrower shall pay, simple interest on the outstanding principal amount of this Note at the annual rate of Five (5%) per annum payable in cash on the Maturity Date.

b)

Payment Grace Period.  The Borrower shall have a ten Business Day grace period to pay any monetary amounts due under this Note except as specifically set forth herein.

c)

Calculations.  Interest shall be calculated on the basis of a 365-day year, and shall accrue daily commencing on the Original Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.

d)

Manner and Place of Payment.   Principal and interest on this Note and other payments in connection with this Note shall be payable at the Borrower’s offices as designated above in lawful money of the United States of America in immediately available funds without set-off, deduction or counterclaim.  Upon assignment of the interest of Holder in this Note, Borrower shall instead make its payment pursuant to the assignee’s instructions upon receipt of written notice thereof.

Section 3.

Registration of Transfers and Exchanges.

a)

Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

b)

Reliance on Note Register. Prior to due presentment for transfer to Borrower of this Note, Borrower and any agent of Borrower may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither Borrower nor any such agent shall be affected by notice to the contrary.

Section 4.

Conversion.

a)

Mandatory Conversion.   Effective on the Company filing a Certificate of Designation which sets forth the rights and preferences of a newly designated Series A Preferred Stock of the Company (the “Series A Preferred”)  into which this Note shall be converted, the outstanding principal amount of the Note shall automatically (without further act or deed of the Holder or the Company) convert (the “Mandatory Conversion”) into Ten Thousand (10,000) shares of Series A Preferred Stock for each One Dollar ($1.00) of outstanding principal outstanding under this Note.

b)

Mechanics of Conversion.

i.

Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, Borrower shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

ii.

Transfer Taxes and Expenses. The issuance of certificates for shares of the Preferred Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that, Borrower shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and Borrower shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to Borrower the amount of such tax or shall have established to the satisfaction of Borrower that such tax has been paid.

Section 5.

Certain Adjustments.

a)

Reorganization, Reclassification, Consolidation, Merger, Sale; Company Not Survivor.  If any capital reorganization, reclassification of the capital stock of the Company, combination, continuation, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition (i.e. license, lease or contractual arrangement) of all or substantially all of the assets to another corporation shall be effected by the Company, then, as a condition of such reorganization, reclassification, combination, continuation, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of Preferred Stock immediately theretofore issuable upon conversion of the Note, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of shares of Preferred Stock equal to the number of shares of Preferred Stock immediately theretofore issuable upon conversion of the Note, had such reorganization, reclassification, combination, continuation, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of Holder to the end that the provisions hereof  shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.   The provisions of this Section 5(a) shall similarly apply to successive reorganizations, reclassifications, combinations, continuations, consolidations, mergers, sales, transfers or other dispositions.

b)

Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 5, the number of shares of Preferred Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Preferred Stock (excluding any treasury shares of Borrower) issued and outstanding.

c)

Notice to the Holder.  Whenever there is any adjustment pursuant to any provision of this Section 5, Borrower shall promptly deliver to each Holder a notice setting forth such adjustment and setting forth a brief statement of the facts requiring such adjustment.

Section 6.

Prepayment.   The Borrower shall have the option of paying the principal sum of this Note to Holder in advance in full or in part at any time and from time to time without premium or penalty; provided, however, that together with such payment in full the Borrower shall pay to the Holder all interest and all other amounts owing pursuant to this Note and remaining unpaid.

Section 7.

Events of Default.

a)

“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.

any default in the payment of (A) the principal amount of any Note or (B) interest and other amounts owing to a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within ten (10) Trading Days;

ii.

the Borrower or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a Bankruptcy Event; or

iii.

any monetary judgment, writ or similar final process shall be entered or filed against the Borrower, any Subsidiary or any of their respective property or other assets for more than $1,000,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)

Remedies Upon Event of Default.  If any Event of Default occurs, the outstanding principal amount of this Note, interests and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Commencing on the Maturity Date and also five (5) days after the occurrence of any Event of Default interest on this Note shall accrue at an interest rate of 10%. Upon the payment in full, the Holder shall promptly surrender this Note to or as directed by Borrower. In connection with such acceleration described herein, the Holder need not provide, and Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 7(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 9.

Borrower’s Representations.

a)

Authorization. The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage.  The Borrower has the requisite corporate power and authority to execute, deliver and perform its obligations under this Note and to issue and sell this Note. All necessary proceedings of the Borrower have been duly taken to authorize the execution, delivery, and performance of this Note. When this Note is executed and delivered by the Borrower, it will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

b)

Purchase Entirely for Own Account. The Holder acknowledges that this Note   is made with the Holder in reliance upon the Holder's representation to the Company, which the Holder hereby confirms by executing this Note, that this Note, the Series A Preferred, and any Common Stock issuable upon conversion of the Series A Preferred Stock (collectively, the "Securities") will be acquired for investment for the Holder's own account, not as a nominee or agent (unless otherwise specified on the Holder's signature page hereto), and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Note, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities. If other than an individual, the Holder also represents it has not been organized solely for the purpose of acquiring the Securities.

Section 10.

Miscellaneous.

a)

Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to Borrower, to: 8 Hillside Ave., Suite 108, Montclair, NJ 07042], Attn: Warren Lau, Chief Executive Officer and (ii) if to the Holder, to: its last address as it shall appear on the Note Register (or, in either case, to such other address as the party will have furnished in writing in accordance with the provisions of this Section 10(a).

b)

Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of Borrower.

c)

Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, Borrower shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to Borrower.

d)

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Note (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. Each party shall be responsible for its own legal fees and costs in the event any party shall commence an action or proceeding to enforce any provisions of this Note.

e)

Waiver. Any waiver by Borrower or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of Borrower or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by Borrower or the Holder must be in writing.

f)

Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

g)

Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

h)

Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)

Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

j)

Amendment. Unless otherwise provided for hereunder, this Note may not be modified or amended or the provisions hereof waived without the written consent of Borrower and the Holder.

k)

Facsimile Signature.  In the event that the Borrower’s signature is delivered by facsimile transmission, PDF, electronic signature or other similar electronic means, such signature shall create a valid and binding obligation of the Borrower with the same force and effect as if such signature page were an original thereof.

*********************

(Signature Pages Follow)

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the [·] day of [·], 2016.

NEXUS BOIOPHARMA, INC.

By: ___________________________________

Name: Warren Lau

Title:   Chief Executive Officer